Exhibit 99.1

0 Baird Industrials Conference Omar Asali, Chairman and Chief Executive Officer Deliver A Better World TM

Ranpak
Deliver A Better World ™

Disclaimer

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the parties, perspectives and expectations, are forward-looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about: our expectations around the performance of the business; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business; our public securities' potential liquidity and trading; the lack of a market for our securities.

The forward-looking statements contained in this presentation based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1) our inability to secure a sufficient supply of paper to meet our production requirements; (2) the impact of the price of kraft paper on our results of operations; (3) our reliance on third party suppliers; (4) the high degree of competition in the markets in which we operate; (5) consumer sensitivity to increases in the prices of our products; (6) changes in consumer preferences with respect to paper products generally; (7) continued consolidation in the markets in which we operate; (8) the loss of significant end-users of our products or a large group of such end-users; (9) our failure develop new products that meet our sales or margin expectations; (10) our future operating results fluctuating, failing to match performance or to meet expectations; (11) our ability to fulfill our public company obligations; and (12) other risks and uncertainties indicated from time to time in filings made with the SEC.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

USE OF NON-GAAP FINANCIAL MEASURES

This investor presentation includes non-GAAP financial measures for Rack Holdings Inc., including EBITDA, adjusted EBITDA, pro forma adjusted EBITDA, adjusted EBITDA margin, free cash flow and free cash flow conversion, adjusted net sales, net sales, and gross profit on a constant currency basis. Management believes presentation of these non-GAAP measures is useful because they allow management to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Management does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of EBITDA, adjusted EBITDA and free cash flow may not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, measures of financial performance as determined in accordance with GAAP or as indicators of operating performance. Ranpak is not in a position to reasonably estimate the expected GAAP net income (loss) for fiscal year 2019. However, it expects to generate a GAAP net loss for such period.

PRESENTATION OF PEER COMPANY INFORMATION

Certain financial information, including non-GAAP financial measures, of companies within our industry that we consider within our peer group are presented herein. Note that the financial information of such companies presented herein has been obtained and calculated based on publicly available information accurate. With respect to any non-GAAP metrics, including EBITDA and Adjusted EBITDA, due to varying methods of calculation, such non-GAAP metrics may not be comparable to the corresponding financial measures or similarly titled financial measures of such other companies. You should not consider such non-GAAP measures presented herein as an alternative to financial measures determined in accordance with GAAP and presented by such companies.

FINANCIAL STATEMENTS OF RACK HOLDINGS INC.

The financial statement data of Rack Holdings Inc. for fiscal year 2015 included herein have been derived from the financial statements of Rack Holdings that were prepared in accordance with US GAAP. However, such financial statements have not been audited in accordance with the US PCAOB auditing standards applicable to public companies and are not included in the Registration Statement on Form S-4, as amended, filed by One Madison with the SEC in connection with the business combination. Accordingly, such financial data may not be directly comparable to the audited financial data of Rack Holdings Inc. for fiscal years 2016, 2017 and 2018 presented herein, which have been audited in accordance with the US PCAOB auditing standards applicable to public companies.

USE OF ESTIMATES AND PROJECTIONS

This presentation includes financial estimates and projections, including with respect to Ranpak Holdings Corp.'s (the "Company's") estimated sales, net income, EBITDA, adjusted EBITDA, adjusted EBITDA margin, free cash flow and free cash flow conversion for future periods. These are forward looking statements. Neither Rack Holdings' independent auditors, nor the independent registered public accounting firm of the Company, have audited, reviewed, compiled, or performed any procedures with respect to the estimates and projections for the purpose of their inclusion in this investor presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this investor presentation. You should not place undue reliance on these estimates and projections as they may not necessarily be indicative of future results. The assumptions underlying estimated and projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the estimated and projected results are indicative of the future performance of the Company or that actual results will not differ materially from those estimated or projected results presented. Inclusion of the estimated and projected financial information in this presentation should not be regarded as a representation by any person that the results contained in the estimated and projected financial information will be achieved.

1

Deliver A Better World TM 2 Table of contents Introduction Ranpak Business Overview Industry Overview Financial Overview 5 3 2 1 Appendix Growth Opportunities 4

3 Introduction

Deliver A Better World TM 4 Snapshot of Ranpak Industry leader offering full suite of environmentally sustainable, systems - based packaging solutions for e - Commerce and industrial supply chains Installed base of over 100,000 machines using Ranpak consumables exclusively Global business with strong presence in U.S. and Europe Diversified and growing end markets including 1/3 of sales from e - Commerce Asset - light distribution model primarily through long - term exclusive partnerships with top tier distributors Long history of systems innovation supported by comprehensive patent portfolio Unique, highly effective razor / razor blade model in which customers rely exclusively on Ranpak consumables

Ranpak
Deliver A Better World ™

Attractive Business Model with Strong Tailwinds

Only publicly traded pure-play provider of environmentally friendly product protection solutions

Large market opportunity	▪ **$7bn[1] addressable global market** with growth driven by e-Commerce ▪ **Significant growth potential**, particularly in wrapping, thermal and APAC ▪ Ranpak can serve as a **platform for additional industry-leading eco-friendly solutions** (developed organically and through acquisitions)	**$7 bn** Addressable market *Protective Packaging Industry CAGR (2016 – 2021E): MSD %[1]*
Environmentally sustainable growth	▪ **Environmental sustainability gaining strong momentum** by companies and consumers globally ▪ **Fiber is a superior substrate** vs plastics but has only an estimated 15% share in relevant markets[1] ▪ As a dominant pure-play fiber-based provider (**estimated 50%+ share in North American and European markets[2]**), Ranpak is well positioned to benefit from fiber share gain	✓ ***Biodegradable*** ✓ ***Recyclable*** ✓ ***Recycled content***
Unique and attractive business model	▪ **Razor / razorblade business model** and existing installed base driving recurring sales, high margins, and predictable FCF ▪ **Resilient** during past economic recessions ▪ **Exclusive arrangements with 240 top tier distributors** supporting lasting customer relationships ▪ Track record of **sector-leading long-term revenue growth** (~7.4%)[3], high Adj. EBITDA margin[4] (~30%) and robust FCF generation ▪ **High return on investment** with ~15 month payback on machine investment	**32%** 2018A Adj. EBITDA margin[4]

(1) Addressable market size and growth estimates based on management estimates and Freedonia Global Protective Packaging Market study. Growth estimate is for period from 2016 - 2021
(2) System based portion of the paper market per management estimates.
(3) Sales CAGR 2002-2018A (see page 10).
(4) Adjusted EBITDA is a non-GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, the most directly comparable US GAAP measure.

5

Ranpak

Deliver A Better World ™

The new Ranpak team

Board of Directors



Omar Asali
Chairman & CEO of Ranpak
- Former CEO and President, HRG Group
- Former Co-Head of Goldman Sachs Hedge Fund Strategies



Michael Jones
Director of One Madison Corp.
- Former Chief Customer Officer, Lowe's
- Former EVP Americas, Husqvarna
- Former General Manager, GE Appliances



Salil Seshadri
Chief Investment Officer
JS Capital Management, LLC
- Former member of Investment Team at Soros Fund Management
- Former VP, Goldman Sachs



Robert King
Director of One Madison Corp., Gehl Foods (Chairman), Fresh Pet, and Arctic Glacier
- Former President, PepsiCo Bottling North America



Alicia Tranen
Founder and General Partner, Boulevard Capital Management
-Former Senior Analyst, Cantillon Capital
-Former Principal, RRE Ventures



Tom Corley
Director of One Madison Corp.
Chief Retail Officer & President of US Markets, Catalina
- Former EVP & President of Sales, Kraft
- Former COO, Acosta



Steve Kovach
- Former President and Chief Executive Officer of Ranpak Corp
- Former CFO, Ranpak Corp



Michael Gliedman
Managing Director, Blue Strat Advisors
- Former CIO, National Basketball Ass'n
- Former SVP, Viacom

Collective experience

freshpet, Arctic Glacier, Gehl Foods, Lowe's, GE, Pepsi Bottling Group, Husqvarna, Cytosport, Acosta, Catalina, USTA League, NBA, Goldman Sachs, HRG Group, Kraft, Ranpak, RSG Media, Viacom, Booz | Allen | Hamilton

Ranpak Senior Leadership Team



Omar Asali
Chairman & CEO



Trent Meyerhoefer
SVP & CFO



Eric Laurensse
Managing Director Europe



Antonio Grassotti
Managing Director APAC



Bharani Bobba
Head of Growth Strategies



Jean-Yves Sia
Managing Director e3neo



William Drew
Chief of Staff



Joshua Gunn
Global Director of e-Commerce



Bert Cals
Director of Business Development, Europe



Michele Smolin
VP – General Counsel



Bret Haldin
VP Global Marketing & Product Development

Collective experience

3M, accenture, Momentive, Eaton, GE, Merrill Lynch, Savoye, genpact, hp, Olivetti, Air Products, ABM American, Gordon, One Madison Group, Honeywell, Toyota Tsusho, Dow, Tetra Pak, dyson, Alfa Laval, mondi, KitchenAid, Creatview, HRG Group, Avery Dennison, DSM

6

Deliver A Better World TM 7 Ranpak Business Overview

Ranpak
Deliver A Better World ™

Attractive & Diverse Business Fundamentals

2018A Sales Breakdown

By region[1]

- Customers in 50 countries
- Historical focus on North America and Europe
- Rapidly expanding market in Asia


Asia
5%
Europe
46%
North
America
49%

By category

- Full suite of solutions for protective packaging
- Significant IP protection with 400+ issued patents


Wrapping
7%
Automation
4%
Cushioning
45%
Void-fill
44%

Distribution vs. direct

- Asset-light distribution model through exclusive relationships with top tier distributors
- Longstanding distributor relationships (most > 15 years)


Direct
15%
Distributor
85%

By end markets[2]

- Over 31,000 end users
- e-Commerce growth and automation tailwinds


Healthcare
5%
Other
19%
Warehousing / Transportation Services
5%
e-Commerce
35%
Industrial
5%
Home Goods
6%
Machinery
7%
IT / Electronics
Auto
Aftermark
10%

8

Note: Based on audited 2018 financial statements of Rack Holdings Inc. included in the Registration Statement on Form S-4, as amended, filed by One Madison with the SEC on April 23, 2019.
(1) North America includes Mexico; Europe includes Western Europe, Central & Eastern Europe, Brazil and e3neo.
(2) Other includes Consumer Products, Technical Instruments, Business Services, Chemical/Plastic/Paint/Metal, Printing & Publishing and Other.

Ranpak

Deliver A Better World ™

Compelling financial attributes – high growth and high margins

Ranpak®

Sales Growth	Attractive Unit Economics	Resilience	Diverse End Users	e-Commerce Growth Engine	Industry Leading EBITDA Margin	High Cash Flow Conversion
7% 2015A – 2018A CAGR	**15 Months** Average Payback Period on Machine Investment	**Stable** Adj. EBITDA 2008A – 2009A	**>31,000** Broad Customer Base	**>30%** e-Commerce Exposure	**32%** 2018 Adj. EBITDA Margin[1]	**84%** 2018 FCF Conversion[2]









Fast growing, high return and resilient worldwide leader in sustainable systems-based packaging solutions

(1) Adjusted EBITDA is a non-GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, the most directly comparable US GAAP measure.
(2) Free cash flow conversion (FCF Conversion) is a non-GAAP measure. FCF Conversion defined as Adj. EBITDA - Maintenance Capex / Adj. EBITDA. Refer to the Appendix to this presentation for a reconciliation of FCF to net cash flow from operations, the most directly comparable US GAAP measure.

9

Deliver A Better World TM 24 24 27 31 36 45 50 52 54 57 60 64 70 76 82 91 97 02A 03A 04A 05A 06A 07A 08A 09A 10A 11A 12A 13A 14A 15A 16A 17A 18A 10 Strong growth driven by machine placement $85 $89 $100 $112 $128 $149 $158 $144 $156 $176 $176 $188 $216 $218 $233 $246 $264 02A 03A 04A 05A 06A 07A 08A 09A 10A 11A 12A 13A 14A 15A 16A 17A 18A Note: Based on unaudited sales prior to 2015 (1) 2015 to 2017 sales figures are pro forma for the e3neo acquisition. Adjusted net sales is a non - GAAP measure, consisting of net sales presented on a constant currency basis for the periods presented and excluding the impact of certain additional specified items. Based on constant currency at € / $ 1.15. Refer to the Appendix t o t his presentation for a description of the basis of presentation and a reconciliation of Adjusted net sales to net sales for the years 2015 - 2018, the most directly comparable US GAAP measure. ($ in millions, unless otherwise noted) Adj. Net Sales (1) # of Machines (YE in 000s)

Deliver A Better World TM 11 Market leader in sustainable systems with a full suite of solutions for global commerce Leading Provider of Sustainable Packaging Solutions Wrapping (7% of sales) Cushioning (45% of sales) Automation (4% of sales) Void - Fill (44% of sales)  Focused on filling empty space in secondary packages  System converts paper to fill empty spaces in a package and limit object movement  Installed base: 57,186 units  Focused on protection of fragile objects from shocks and vibrations through cushioning  Systems convert paper into cushioning pads by crimping the paper to trap air between the layers  Installed base: 31,399 units  Focused on designing, manufacturing, and selling automated box sizing equipment for high - volume applications  System minimizes use of in - the - box packaging and automates end of line operation  Focused on securely wrapping fragile items  System creates paper mesh to properly protect items  Installed base: 8,883 units

Deliver A Better World TM Full suite of solutions for global commerce

Ranpak
Deliver A Better World ™

Diversified and growing end-markets

	B2C	B2B			
Underlying Market	 e-Commerce	 Automotive auto aftermarket	 IT / electronics	 Machinery	 Home goods
% of market	~40%	~5%	~5%	~10%	~2%
% of Ranpak sales[(1)]	~35%	~10%	~8%	~7%	~6%
Est. growth rate	Low to mid teens	GDP plus			
Requirements	▪ Integrated packaging solutions, depending on layout of distribution centers ▪ Low handling time and cost	▪ Strong protective qualities, as parts are often heavy, have sharp edges, and a high unit price ▪ Integrated packaging solution to fit industrial	▪ Low need for protective properties, as goods are often pre-packaged ▪ Cushioning material with modern image	▪ Delicate parts require strong protective properties	▪ Void-fill and wrapping solutions which conform to complex shapes ▪ Provide some degree of cushioning
Representative customers	amazon, Walmart, Jet	BMW, Mercedes-Benz	ARROW, INGRAM	CAT, EATON	IKEA
Examples					
Example use case	▪ Shoes shipped via online retailer	▪ Individual car part shipped from manufacturer to repair shop	▪ Phone part shipped between manufacturing locations	▪ Machine parts shipped to another company division	▪ Assembled chair shipped to retail store

Source: Freedonia and US Census.
(1) Based on 2018 financial statements of Rack Holdings Inc. included in the Registration Statement on Form S-4, as amended, filed by One Madison with the SEC on April 23, 2019.

13

Ranpak

Deliver A Better World ™

Why customers choose Ranpak

#1 **Systems placed at no cost to end user**
- No capital outlay required for end users to improve efficiency of their business
- High speed and reduced handling results in higher productivity

#2 **Throughput and speed**
- Paper is faster than air bags
- Paper produced on demand and at the point of operation reducing handling

#3 **Efficacy – flexibility and reduced breakage**
- Total cost of ownership is lower
- Superior protection offered reduces damages
- More flexible in application and can be used for cushioning, void fill and wrapping
- Paper fits into all voids, while air bags can only fill large voids due to their fixed shape
- Air bags subject to puncture and deflation while paper maintains its integrity

#4 **Reliability of machines and service**
- Quality of systems (reliability and durability) gives end users confidence in their packaging solution
- Excellent customer service and responsive account representatives

#5 **Sustainability**
- The recycling rate for paper is ~70% vs. ~5% for plastic packaging in the US and Europe[1]
- Ranpak paper comes from SFI[2] or FSC[3] certified sources and is the only truly renewable packaging resource


Cost Effective
Highly protective
Box throughput
Handling
Reduce
Re-use
Recycle
Renew

[1] European Paper Recycling Council; American Forest & Paper Association.
[2] Sustainable Forestry Initiative.
[3] Forest Stewardship Council.

14

Deliver A Better World TM  Customers exclusively use Ranpak’s consumables  High customer satisfaction due to reliability and high quality  Reliable provider of fulfillment service 15 Razor / razorblade model supports long - term relationships and favorable economics  Machines provided at low cost to distributors with bulk of revenue generated from sales of high margin consumables  Attractive unit economics  Asset - light model  Low working capital requirements enable a high free cash flow generation model  Flexibility to reach thousands of end - users with a lean salesforce Recurring sales Efficient economic model  Global installed base of more than 100,000 systems  End - users are contractually committed to buy Ranpak’s high margin and specialized consumables  Ranpak owns all of the machines and can reuse / refurbish them to extend their useful lives 26,000+ End Users 230+ Distributors End users 230+ Distributors Systems and consumables sold direct and through exclusive distributors Recurring sales

Deliver A Better World TM Sales breakdown by relationship length (1) Number of distributor - serviced accounts by size (1) 16 Asset - Light Distribution Model Through Distributors  Sells value - added consumables to end - users through an established network of more than 240 exclusive distributors worldwide  Fragmented end - user base in diverse markets with small average account size  pricing power and competitive barriers  Why distributors win: − Partner with leading paper system solution provider to facilitate sales. Extensive ongoing training and marketing to ensure high service levels − Exceptional value proposition for end users: total cost, speed, quality Long - standing customer partnerships > $75k 3% $35k - $75k - 3% $10k - $35k 14% $2.5k - $10k 44% < $2.5k 36% < 5 Years 12% 5 - 10 Years 7% 10 - 15 Years 8% > 15 Years 73% Average account size approximately $8,500 (1) Estimated based on unaudited 2017 financial information of Rack Holdings Inc. 80% under $10k Low turnover with many relationships over 20 years Exclusive distribution network enables sales reach to thousands of small, fragmented end - users while maintaining an asset - light capital base and lean salesforce

Deliver A Better World TM 17 Industry Overview

Deliver A Better World TM + Other additional regional players 50% + 18 Market leader in sustainable, system - based solutions for e - Commerce and industrial supply chains Source: Management Estimates, Freedonia . (1) Represents estimates for the North America and Europe systems based segment of protective packaging. Paper “in - the - box” packaging (1) Global protective packaging #1 player in fiber - based protective packaging systems Bubble 35% Foam 33% Airbags 17% Paper 15%  $7 billion global market  Paper to gain share from less environmentally friendly substrates  Systems based to gain share from manual

Deliver A Better World TM 19 Fiber is the preferred solution … Ranpak’s fiber - based solution is winning in the marketplace Source: Company management, industry research. Fiber Airbags Foam Bubble wrap Loose fill (peanuts) Main application  Cushioning  Void - fill  Wrapping  Void - fill  Cushioning  Insulating  Wrapping  Cushioning  Void - fill Total cost savings Speed / throughput Effectiveness Sustainability Raw material cost stability Customers want it… “ If you look at the millennials, they are the first generation now who are willing consciously to spend more for better quality, for sustainability, for traceability . I think there is a change . ” Peter Brabeck - Letmathe , Chairman of Nestlé “ Although a product's essential content and use are more strongly emphasized by consumers, earth - friendly packaging may be a first step for manufacturers in creating a more environmentally responsible halo for its products . ” PackWorld.com

Ranpak
Deliver A Better World ™

Paper packaging, the sustainable solution for in-the-box protection



- 85% of Ranpak's paper packaging in the US consists of either entirely or partially recycled content
- Significant cost savings via reduced packing time and materials

100% Biodegradable | **100% Renewable** | **100% Recyclable**

Sustainable Sourcing

Ranpak works exclusively with Sustainable Forest Initiative (SFI) or Forest Stewardship Council (FSC) certified mills to ensure responsible sourcing and forestry practices

Sustainable Resources

9 out of 10 consumers would choose paper-based packaging over other packaging materials due to the ease of recycling

Did you know?

- 32% of all plastic packaging made **ends up in nature** every year
- Continuing current practices, there will be **more plastic than fish** in the ocean by 2050
- **Less than half** of all purchased plastic bottles are collected for recycling

Plastic packaging


~14%
COLLECTED FOR RECYCLING

Paper


~70%
RECYCLED TODAY

Since 1972, Ranpak has become the expert in the paper packaging industry, delivering the highest quality of protective packaging while preserving a commitment to sustainability

Source: The New Plastics Economy, Ellen MacArthur foundation, 2017.

20

Deliver A Better World TM 21 Growth Opportunities

Ranpak

Deliver A Better World ™

Compelling building blocks for targeted growth


Long-term target
Target base growth
Potential growth tailwinds
M&A and global focus on sustainability
2%-3%
4.5% - 6.5%
Vehicle aging
Consumer demand for performance and aesthetic customization
Innovative products (IoT / voice activated devices)
Rising household incomes
Expanding global middle class
Increased industrial production
Increased prevalence of outsourcing specialized manufacturing while maintaining internal assembly
Demographic tailwinds of millennials entering household formation phase
Rising interest in homeownership
1% - 3%
Wrapping (Geami)
Geographic expansion
– Asia
– E. Europe
– C. / S. America
Cold chain / thermal
Automation (e3neo)
7%-10%+

	e-Commerce	Auto aftermarket	IT/Electronics	Machinery	Home goods	Other	Initiatives	Ranpak base growth
% of sales	*35%*	*10%*	*8%*	*7%*	*6%*	*34%*		
Estimated industry growth	*~15%*	*GDP+*	*GDP+*	*GDP+*	*GDP+*			

Source: Management estimates.

22

Ranpak

Deliver A Better World ™

Priority growth opportunities

APAC

Ranpak's APAC business currently represents only 5% of overall company

Parcel Shipping Business is Booming Worldwide (2017)


40
12
10
China
USA
Japan
Parcels (in b)

- Sales offices located in Japan, China and Singapore
- Recently reorganized sales personnel and distribution network in China
- Given the market size, APAC has the potential to become a substantial part of the portfolio

Near term → **Longer term**

Near term	Longer term		
Focus on areas with: higher labor costs, internet penetration, IP protection, industrial growth	**Aggressively pursue growth in China and India,** especially related to e-Commerce	+ **Leverage relationships** with existing multi-national customers	+ **Partner with local distributors and end use customers** to create a strategic presence

Wrapping

Paper-based systems led by Geami & WrapPak are compelling alternatives to plastic bubble wraps

Global bubble wrap market $2.6bn

- **NA $0.8bn**
- **EMEA $0.8bn**
- **APAC $1.1bn**

vs.

Ranpak's 2018 total wrapping sales of $19m

Geami marketing


Fast packing,
perfect presentation

Presentation	Time savings	Cost effective
Perfect in-the-box presentation enhances the customer unboxing experience	Pads are created at high speed with minimal reloading necessary	Less material is needed to provide optimal protection

Source: Industry research, Statista, and Pitney Bowes

23

Deliver A Better World TM 24 Value creation levers and growth opportunities Retail Distribution for Wrapping Enhance Performance through Technology Throughput, machine placement, and servicing Enhanced Branding and Consumer Outreach Cold Chain / Thermal Substantial opportunity in growing grocery, meal kits, and pharma Automation Ecofriendly Adjacencies

Deliver A Better World TM 25 Financial Overview

Ranpak

Deliver A Better World ™

Capitalization

Ranpak completed its Business Combination with One Madison Corp. on June 3rd to become the only publicly traded pure-play provider of environmentally friendly product protection solutions

Key Areas of Focus

Deleveraging	▪ Delever through organic growth and debt paydown to achieve steady-state leverage target of 3.0x – 3.5x Adjusted EBITDA[1]
Simplify equity capitalization	▪ Evaluating alternatives to reduce warrants outstanding and improve liquidity for shareholders – Authorized to repurchase up to $10 million of warrants

Capitalization

($ in mm, except per share values)

Shares outstanding (mm)[2]	47.0
Share price[3]	$5.97
Equity value	**$281**
Net debt[4]	528
Enterprise value	**$808**
EV and leverage multiples	
EV / '19E Adj. EBITDA ($92.5) [1]	8.7x
Net debt ($528) / '19E Adj EBITDA ($92.5)	5.7

Credit Facility Detail

- 5 year Revolving credit facility of $45 million (undrawn)
- 7 year First Lien Term Loan at L + 4.00% (steps down to L + 3.75% at <5.0x)
- $539 million term loan outstanding includes euro tranche of €140mm
- Entered into deal contingent interest rate swap on $200mm USD

(1) Adjusted EBITDA is a non-GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, the most directly comparable US GAAP measure. Represents mid-point of $90-$95 mi range provided on 8/13/2019.
(2) Excludes 2.9 million shares held by sponsor and released at $15.00, 3.8 million Class B shares held by anchor investors and released at $12.50 and 157.5 thousand shares are held by BSOF and released at $12.25.
(3) Share price as of 10/31/2019.
(4) Net debt shown reflects $539 million of term loan drawn and $11.5 million of cash on the balance sheet as of June 30, 2019.

26

Ranpak

Deliver A Better World ™

Financial summary

($ in millions, unless otherwise noted)

Adj. Net Sales[1]


$218
$233
$246
$264
7%
6%
7%
2015A
2016A
2017A
2018A
Revenue
Revenue Growth

Pro Forma Adj. EBITDA[1][2]


$78
$80
$86
$85
36%
34%
35%
32%
2015A
2016A
2017A
2018A
Adj. EBITDA
Adj. EBITDA Margin

% Growth (constant currency)			
-	3%	7%	(1%)

Capex in constant currency[3]


$20
$26
$28
$25
$11
$9
$1
$14
$12
$2
$15
$11
$1
$13
$10
2015A(4)
2016A
2017A
2018A
Growth Capex
Maintenance Capex
One-Time Capex

Maintenance Capex (% sales)			
5%	6%	6%	5%

Free cash flow[4]


$67
$66
$71
$72
86%
83%
82%
84%
2015A
2016A
2017A
2018A
Free Cash Flow
Free Cash Flow Conversion

Free cash flow conversion (total capex)			
74%	68%	68%	71%

Source: Company management. Figures shown for historical periods derived from GAAP financial statements.

(1) Adjusted net sales is a non-GAAP measure, consisting of net sales presented on a constant currency basis for the periods presented and excluding the impact of certain additional specified items. Based on constant currency at € / $ 1.15. 2015 to 2017 results are pro forma for the e3neo acquisition.

(2) Adjusted EBITDA is a non-GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income. Pro forma Adj. EBITDA is pro forma for estimated public company costs in each period, additional management hire, and the acquisition of e3neo. Based on constant currency at € / $ 1.15.

(3) Constant currency capex is a non-GAAP measure, consisting of capex presented on a constant currency basis for the periods presented. Refer to the Appendix to this presentation for a description of the basis of presentation. FY15 split between maintenance and growth capex is assumed based on FY-16-FY18.

(4) Free cash flow and free cash flow conversion (FCF Conversion) are non-GAAP measures. FCF is defined as Pro Forma Adj. EBITDA-Maintenance Capex and FCF Conversion defined as Pro Forma Adj. EBITDA-Maintenance Capex / Pro Forma Adj. EBITDA.

27

Deliver A Better World TM 31 32 56 60 9 11 0 20 40 60 80 100 3Q18 3Q19 Cushioning Void-fill Wrapping $65.1 $64.7 $69.1 $70.4 $50 $55 $60 $65 $70 $75 GAAP Net Sales Pro Forma Adj. Net Sales 3Q18 3Q19 28 3Q19 year over year performance update Note: Figures based on Unaudited Preliminary internal company financial statements. Refer to the Appendix to this presentation for a description of the basis of presentation and a reconciliation of non - GAAP figu res to the most directly comparable US GAAP measures including pro forma adj net sales to net sales, pro forma adj. gross profit to gross profit, and pro forma adjusted EBITDA to net income. Pro forma adjusted figures based on con st ant currency of at € / $ 1.15. (1) Pro forma Adj. net sales is a non - GAAP measure, consisting of net sales presented on a constant currency basis for the peri ods presented pro forma for impact of fair - value purchase accounting adjustment related to deferred revenue for user fees of $0.1 million in 3Q19. Net sales (1) Installed base + 6.1% ($ in millions, machines in thousands ) +7.5% +8.8% 102 95

Deliver A Better World TM $20.6 $22.0 31.9% 31.3% 25.0% 27.0% 29.0% 31.0% 33.0% 35.0% $10 $12 $14 $16 $18 $20 $22 3Q18 3Q19 PF Adj EBITDA % Margin $27.4 $27.2 $29.5 $31.1 $20 $25 $30 $35 GAAP Gross Profit Pro Forma Adj. Gross Profit 3Q18 3Q19 29 3Q19 year over year performance update Note: Figures based on Unaudited Preliminary internal company financial statements. Refer to the Appendix to this presentation for a description of the basis of presentation and a reconciliation of non - GAAP figu res to the most directly comparable US GAAP measures including pro forma adj net sales to net sales, pro forma adj. gross profit to gross profit, and pro forma adjusted EBITDA to net income. Pro forma adjusted figures based on con st ant currency of at € / $ 1.15. (1) Pro forma Gross Profit Margin is a non - GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Gross P rofit to Pro forma Gross Profit / Pro forma net sales (2) Pro forma adjusted EBITDA is a non - GAAP measure. Refer to the Appendix to this presentation for a reconciliation of Adjuste d EBITDA to net income. Adjusted EBITDA is earnings before interest expense, income taxes, depreciation and amortization plus other non - core and non - cash adjustments including recruiting fees and non - recurring professi onal fees. Pro forma Adj. EBITDA is pro forma for estimated public company costs in the prior period, additional management hires, and purchase accounting adjustment related to deferred revenue of $0.1 million. Gross Profit and Margin (1) Pro Forma Adj. EBITDA (2) ($ in millions) Margin +70 bps to 42.7% +6.9% Margin +220 bps t o 44.2% GAAP Figures 3Q18 3Q19 Net sales $65.1 $69.1 Cost of sales 37.7 39.6 D&A 10.7 10.3 Op. Income 1.9 1.0 Net Income 0.3 (1.6) Op. Margin 2.9% 1.4%

Ranpak

Deliver A Better World ™

Investment highlights

Financial highlights

- ✓ **Long-term sales growth** – 7.0% 2013A to 2018A CAGR
- ✓ **e-Commerce led growth** – 30%+ e-Commerce exposure
- ✓ **Industry-leading EBITDA margin** – 32% 2018A Adjusted EBITDA Margin
- ✓ **High cash flow conversion** – 84% 2018A FCF conversion[1]
- ✓ **High customer retention rates** – 31,000+ installed base of customers
- ✓ **Asset-light distribution model underpins resilience** – stable Adj. EBITDA 2008 to 2009
- ✓ **Razor-razorblade business model** – customers buy Ranpak consumables exclusively
- ✓ **Attractive unit economics** – ~15 months payback period on machine investment

Incremental upside

- Outsized market tailwinds
- Geographic expansion
- Next generation innovation
- Fiber gaining share from plastic
- Thermal/cold chain innovation
- M&A

(1) Adj EBITDA is a non-GAAP metric. FCF Conversion defined as Adj. EBITDA-Maintenance Capex / Adj. EBITDA. Refer to the Appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, the most directly comparable US GAAP measure.

30

Deliver A Better World TM 31 Appendix

Ranpak
Deliver A Better World ™

Board of Directors

Industry and functional expertise to drive growth at Ranpak



Omar Asali
Executive Chairman & CEO

- Chairman & CEO of Ranpak
- Previous roles
  - CEO and President of HRG Group
  - Managing Director and Head of Global Strategy of Harbinger Capital Partners
  - Co-Head of Goldman Sachs Hedge Fund Strategies
  - Goldman Sachs Investment Banking



Michael Jones
Vice Chairman

- Previous roles
  - Chief Customer Officer and Chief Merchandising Officer for Lowe's Companies
  - Head of Business Unit Americas and Executive Vice President at Husqvarna AB
  - General Manager within appliance division of General Electric
  - Board of Directors of Johnson C. Smith University



Tom Corley

- Global Chief Retail Officer and President of US Retail Markets for Catalina
- Previous roles
  - Chief Operating Officer of Acosta, Inc
  - Executive Vice President of US Sales and Foodservice of Kraft Foods Group
  - President of US Retail Sales and Foodservice of Kraft Foods Group



Robert King

- Previous roles
  - Chief Executive Officer of CytoSport, Inc (makers of Muscle Milk)
  - Executive Vice President and President of North America of Pepsi Bottling Group (21 years in North America Pepsi System)
- Advisory Roles: TSG Consumer Partners and Wind Point Partners
- Board of Directors: Gehl Foods (Chairman), Exal Corp, Fresh Pet, Arctic Glacier



Salil Seshadri

- Chief Investment Officer, JS Capital Management, LLC
- Previous roles
  - Former member of Investment Team at Soros Fund Management
  - Former Vice President of Goldman Sachs Hedge Fund Strategies
- Board of Directors: Ezetap, Nivo
- Investment Committee of the United States Tennis Association



Michael Gliedman

- Managing Director, Blue Strat Advisors
- Previous roles
  - Chief Information Officer for the National Basketball Association (NBA)
  - Senior Vice President, Application Development for Viacom, MTVN, Showtime Networks, Inc.
  - Principal, Booz Allen & Hamilton
- Advisory Roles: Littlejohn & Co., RSG Media
- Board of Directors: METACORTEX AI (Non-executive Chairman)



Steve Kovach

- Previous roles
  - President and Chief Executive Officer of Ranpak Corp
  - Senior Vice President and Chief Financial Officer of Ranpak Corp
  - Vice President, Finance of LDI Corporation
  - Board of Directors of Ranpak



Alicia Tranen

- Founder and General Partner, Boulevard Capital Management
- Previous roles:
  - Former Senior Analyst at Cantillon Capital
  - Former Principal at RRE Ventures
  - Former Research Associate at Fidelity Management & Research Co
- Advisory Board of Socal Food Allergy Institute

32

Ranpak

Deliver A Better World ™

Ranpak's experienced and proven management team



Omar Asali
Chairman & CEO

- One Madison Group
- HRG Group
- Goldman Sachs



Trent Meyerhoefer
SVP & CFO

- Eaton
- Accenture



Eric Laurensse
Managing Director Europe

- Momentive
- General Electric



Antonio Grassotti
Managing Director APAC

- Tetra Pak
- Alfa Laval
- Mondi
- Greatview



Bharani Bobba
Head of Growth Strategies

- One Madison Group
- Genpact
- Baseline Partners
- Merrill Lynch



Jean-Yves Sia
Managing Director e3neo

- Savoye
- General Electric
- Olivetti
- Hewlett-Packard



Bert Cals
Director of Business Development, Europe

- DSM



William Drew
Chief of Staff

- One Madison Group
- HRG Group
- Harbinger Capital Partners
- Deutsche Bank



Bret Haldin
VP Global Marketing and Product Development

- Avery Dennison Label and Packaging Materials
- Honeywell
- 3M



Joshua Gunn
Global Director of e-Commerce

- KitchenAid
- Dyson
- Nite Ize
- Stanley Black & Decker



Michele Smolin
VP – General Counsel

- Collins & Scanlon L.L.P.
- Nottingham Spirk
- Cliffs Natural Resources

33

Ranpak

Deliver A Better World ™

Non GAAP metric reconciliation

	Annual				Quarterly	
$ in millions	FY15[1]	FY16	FY17	FY18	3Q18[2]	3Q19[2]
Net sales						
Reported net sales	211.0	224.7	244.1	267.9	65.1	69.1
Constant currency adjustment	3.6	4.4	2.1	(3.1)	(0.4)	1.2
Constant currency net sales[3]	**214.5**	**229.1**	**246.2**	**264.7**	**64.7**	**70.3**
Automation revenue recognition	3.2	4.1	0.1	(0.4)		
Purchase accounting						0.1
Pro forma net sales[3]	**217.7**	**233.2**	**246.3**	**264.3**	**64.7**	**70.4**
Gross profit						
Reported cost of sales					37.7	39.6
Purchase accounting					-	(1.0)
Constant currency adjustment					(0.2)	0.7
Pro forma cost of sales					37.5	39.3
Pro forma gross profit at constant currency[3]					**27.2**	**31.1**
% margin					42.0%	44.2%
Pro forma Adjusted EBITDA						
Net income (loss)	**(69.1)**	**(10.8)**	**27.7**	**(8.7)**	**0.3**	**(1.6)**
Depreciation & amortization	115.1	59.1	61.1	64.5	16.0	15.4
Interest expense	37.4	34.0	30.7	30.9	8.0	9.5
Income tax benefit	(0.6)	(3.5)	(41.4)	(7.1)	(5.5)	(3.7)
Unrealized (gain) / loss on translation	(11.0)	(3.2)	14.2	(4.2)	(0.8)	(3.2)
Purchase accounting						1.1
Constant currency adjustment at 1.15	1.4	1.6	0.8	(1.1)	(0.1)	0.4
Non-cash impairment losses	1.5	1.0	1.1	1.8	0.6	0.2
M&A, restructuring and severance	2.1	0.3	1.6	7.5	2.0	2.0
PE sponsor costs	1.2	1.5	2.0	1.6	0.4	
RSU						1.6
Other non-core and non-cash adjustments	2.4	2.1	1.6	2.7	0.5	0.5
Adjusted EBITDA[3]	**80.4**	**82.3**	**88.5**	**88.0**	**21.4**	**22.0**
Pro forma Automatoin	0.2	0.4	(0.2)	(0.1)	-	
Pro forma public company costs	(2.5)	(2.5)	(2.6)	(2.9)	(0.7)	
Pro forma Adjusted EBITDA[3]	**78.1**	**80.2**	**85.7**	**85.0**	**20.6**	**22.0**
% margin	35.9%	34.4%	34.8%	32.2%	31.9%	31.3%
Adjusted maintenance capex	(11.1)	(13.8)	(15.1)	(13.4)		
Free cash flow[3]	**67.0**	**66.3**	**70.6**	**71.6**		
Free cash flow conversion	*85.7%*	*82.8%*	*82.4%*	*84.2%*		

Note: 2016 – 2018 financials derived from audited financial statements of Rack Holdings Inc. included in the Registration Statement on Form S-4 filed by One Madison with the SEC on March 1, 2019.

(1) 2015 financial statement data of Rack Holdings Inc. included herein have been derived from the financial statements of Rack Holdings Inc. that were prepared in accordance with US GAAP. However, such financial statements have not been audited in accordance with the US PCAOB auditing standards applicable to public companies and are not included in the Registration Statement on Form S-4.

(2) Represent preliminary unaudited financials.

(3) Financial metrics of the Company presented on a constant currency basis, including net sales, gross profits, and Adjusted EBITDA on a constant currency basis. The average foreign exchange rate used by the Company for the three months ended September 30, 2019 and 2018 was $1.15:€1.00.

34